
RAND
LOGISTICS, INC.
SAGINAW
SAGINAW



Rand Logistics, Inc. (NASDAQ: RLOG)
Q1 FY2013
Earnings Conference Call
August 07, 2012
8:30 a.m. EDT

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 8, 2012.

RAND LOGISTICS, INC.

Conference Call Details



- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  - 855-859-2056, Conference ID#12399827
  - 404-537-3406, Conference ID#12399827 for international callers

Agenda



- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- We continue to be enthusiastic about the highly strategic nature of the five vessels that we acquired during 2011, and expect that they will continue to enhance the efficiency of the remainder of the fleet by better enabling us to match fleet configuration with customer requirements.

- Our business visibility remains solid and demand for our services in our markets continues to be strong.

- Based on current market conditions, we do not believe that our tonnage hauled in the 2012 sailing season will deviate materially from levels that our earnings guidance was predicated on.

- Our outlook for fiscal year 2013 remains consistent with our previous guidance. As stated last quarter, based on contracts in hand, our expanded fleet is fully booked for the 2012 sailing season.

- We believe our first quarter results clearly illustrate the benefits of our differentiable and sustainable competitive advantages. These include :
  - high barriers to entry
  - a non-duplicatable asset portfolio
  - customer and end-market diversification
  - long term contracts with revenue visibility
  - an efficient cost structure

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2	Algoma Central/16 Canada Steamship Lines/10 Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/7 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1	Rand/4 Algoma Central/9[2] Canada Steamship Lines/8 Vanguard/2

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Overall, our fleet, with the exception of one vessel, performed close to or surpassed expectations for the quarter. The one vessel that did not perform up to our expectations should return to budgeted contribution levels by mid-August.

- The improvement in our results was driven in part by a full quarter of operation from the vessel that was repowered last year and which only operated for 30 days in the first quarter of fiscal year 2012.

- Our vessel margin continues to benefit from increased scheduling efficiencies due to the growth of the fleet. This success validates the assumptions that our recent acquisitions were predicated on.

- Our results for the quarter exclude any benefit from the self unloading tug barge unit we acquired in December 2011, which we anticipate will be introduced later this quarter. Based on customer contracts in hand, this vessel should be fully utilized as soon as it commences sailing.

- We are experiencing varying degrees of demand improvement across the markets that we serve.

RAND
LOGISTICS, INC.

Summary Historical Financial Results



- As the Company has grown we have accelerated profit growth given the powerful operating leverage in our business.



Marine Freight Rev/Day
Vessel Operating Exp/Day *
G&A/Day **
Repair & Maintenance/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$/Day
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,691
$2,963
$1,929
$29,569
$16,143
$2,877
$1,760
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
LTM Jun 2012

	FY2007	FY2008	FY2009	FY2010	FY2011	FY2012	LTM Jun 2012
Sailing Days	**2,714**	**2,883**	**3,148**	**3,143**	**3,338**	**3,721**	**3,830**

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Great Lakes Dry-Bulk Cargo Carriage – June YTD
(net tons in thousands)


Iron Ore
30,000
25,000
20,000
15,000
10,000
5,000
0
23,100
20,840
21.1%
25,230
2011
YTD 5-Yr Average
2012


Limestone
10,500
10,000
9,500
9,000
8,500
8,000
7,500
8,673
10,029
-0.7%
9,962
2011
YTD 5-Yr Average
2012


Coal
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
9,612
12,284
-27.7%
8,884
2011
YTD 5-Yr Average
2012


Salt **
540
490
440
390
520
470
1.2%
476
2011
YTD 5-Yr Average
2012

Rand's total tonnage for Q1 FY2013 increased by 18.7% year-over-year, excluding outside voyage charter.

- Data from Lake Carriers Association

**U.S. Flag Data Only

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Q1 FY2012


Pet Coke 0.7%
Oxide 0.2%
Slag 2.0%
Coke 0.9%
Grain 11.6%
Salt 13.8%
Aggregates 44.9%
Ore 14.2%
Coal 11.7%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

Q1 FY2013


Pet Coke 0.7%
Slag 2.1%
Oxide 0.3%
Coke 0.4%
Grain 8.9%
Salt 8.1%
Ore 11.3%
Aggregates 54.9%
Coal 13.3%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.



Key Metrics
Q1 FY2012 vs. Q1 FY2013

Sailing Days



1,200
1,000
800
600
1,065
1,174
10.2%
Q1 FY2012
Q1 FY2013

Marine Freight Revenue per Day



32,000
31,000
30,000
29,000
28,000
27,000
28,821
30,943
7.4%
Q1 FY2012
Q1 FY2013

Our total Sailing Days increased by 109 days, or 10.2%, to 1,174 Sailing Days during the three month period ending June 30, 2012, from 1,065 Sailing Days during the three month period ending June 30, 2011.

Our vessel utilization was 86% of the theoretical maximum of 1,365 days for Q1 FY2013.

Business Environment and Operational Overview
Scott Bravener





- Our total sailing days increased by 109 days, or 10.2%, to 1,174 sailing days during the first quarter of fiscal year 2013, from 1,065 sailing days during the same year-ago period.

- We operated fifteen vessels during the three month period ended June 30, 2012, including the vessels acquired in the second and third quarters of fiscal 2012, compared to thirteen vessels during the same year-ago period.

- One aspect of our business that we believe can be improved is lost sailing days. Management continues to focus on the implementation of several initiatives to improve vessel availability and increase our number of sailing days.

- We are encouraged by our continued growth in vessel margin per day. These improvements are reflective of our continued capital investment in increasing the size and efficiency of our fleet.

- Although we remain concerned by the recently reported declines in manufacturing activity in North America, our outlook for the balance of the season remains strong and we look forward to the completion this quarter of our self unloading ATB that we acquired in December 2011 .

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Three months ended June 30, 2012	Three months ended June 30, 2011
Sailing Days	1,174	1,065
Freight Revenue/Sailing Day	$30,943	$28,821
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$17,617	$16,192
Repairs and Maintenance Expenses/Sailing Days	$330	$776
G&A (in millions)	$3.0	$3.0
Average F/X Rate	$0.990 USD per CAD	$1.033 USD per CAD



RAND LOGISTICS, INC.

Financial Overview
Joe McHugh

Operating Income Plus Depreciation and Amortization Bridge

Q1FY2013 vs. Q1 FY2012 (U.S. Dollars 000's)



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,682
$2,738
$435
($430)
($153)
$12,272
June YTD FY2012 Actual
Repowered Vessel, Scheduling Efficiencies, and Other
Layup/Fitout & Winter Work
Currency Translation
Net Incident Impact
June YTD FY2013 Actual
June YTD FY2012 Actual
Repowered Vessel, Scheduling Efficiencies, and Other
Layup/Fitout & Winter Work
Currency Translation
Net Incident Impact
June YTD FY2013 Actual

RAND LOGISTICS, INC.

Financial Overview

Joe McHugh




Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
Trailing First Quarter Operating Income plus Depreciation and Amortization

* Excludes GE Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Capital Structure



(US Dollars 000's)	Jun 30, 2012	Mar 31, 2012
Cash and cash equivalents	$4,157	$5,563
Total current assets	$37,443	$17,700
Total assets	$280,815	$257,831
Revolver outstanding (seasonal)	$23,804	$0
Long-term debt (includes current portion)*	$129,571	$133,601
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	$14,900	$14,900
Total stockholders' equity	$81,037	$79,345
F/X Rate at the end of period	$0.982 USD per CAD	$1.003 USD per CAD

RAND LOGISTICS, INC.